Supplemental Consolidated Schedules First Quarter 2025

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Interest Income
Loans	$5,533	$5,674	$5,862	$5,761	$5,712
Loans held for sale	28	50	45	41	37
Investment securities	1,308	1,326	1,316	1,294	1,175
Other interest income	647	781	863	889	840
Total interest income	7,516	7,831	8,086	7,985	7,764
Interest Expense
Deposits	2,511	2,772	3,004	3,028	2,884
Short-term borrowings	249	257	284	296	270
Long-term debt	664	656	663	638	625
Total interest expense	3,424	3,685	3,951	3,962	3,779
Net interest income	4,092	4,146	4,135	4,023	3,985
Provision for credit losses	537	560	557	568	553
Net interest income after provision for credit losses	3,555	3,586	3,578	3,455	3,432
Noninterest Income
Card revenue	398	433	426	428	392
Corporate payment products revenue	189	191	203	195	184
Merchant processing services	415	419	440	454	401
Trust and investment management fees	680	703	667	649	641
Service charges	315	314	302	322	315
Capital markets revenue	382	364	397	374	388
Mortgage banking revenue	173	116	155	190	166
Investment products fees	87	87	84	82	77
Securities gains (losses), net	—	(1)	(119)	(36)	2
Other	197	207	143	157	134
Total noninterest income	2,836	2,833	2,698	2,815	2,700
Noninterest Expense
Compensation and employee benefits	2,637	2,607	2,637	2,619	2,691
Net occupancy and equipment	306	317	317	316	296
Professional services	98	135	130	116	110
Marketing and business development	182	160	165	158	136
Technology and communications	533	534	524	509	507
Other intangibles	123	139	142	142	146
Merger and integration charges	—	—	—	—	155
Other	353	419	289	354	418
Total noninterest expense	4,232	4,311	4,204	4,214	4,459
Income before income taxes	2,159	2,108	2,072	2,056	1,673
Applicable income taxes	443	438	350	445	347
Net income	1,716	1,670	1,722	1,611	1,326
Net (income) loss attributable to noncontrolling interests	(7)	(7)	(8)	(8)	(7)
Net income attributable to U.S. Bancorp	$1,709	$1,663	$1,714	$1,603	$1,319
Net income applicable to U.S. Bancorp common shareholders	$1,603	$1,581	$1,601	$1,518	$1,209

Earnings per common share	$1.03	$1.01	$1.03	$.97	$.78
Diluted earnings per common share	$1.03	$1.01	$1.03	$.97	$.78
Dividends declared per common share	$.50	$.50	$.50	$.49	$.49
Average common shares outstanding	1,559	1,560	1,561	1,560	1,559
Average diluted common shares outstanding	1,560	1,560	1,561	1,561	1,559
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.72	2.71	2.74	2.67	2.70
Return on average assets	1.04	.98	1.03	.97	.81
Return on average common equity	12.3	12.1	12.4	12.4	10.0
Efficiency ratio	60.8	61.5	60.2	61.0	66.4

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Cash and due from banks	$50,013	$56,502	$73,562	$65,832	$76,985
Investment securities
Held-to-maturity	78,008	78,634	80,025	81,486	82,948
Available-for-sale	86,774	85,992	81,704	79,799	72,426
Loans held for sale	1,746	2,573	3,211	2,582	2,080
Loans
Commercial	144,081	139,484	133,638	135,248	134,726
Commercial real estate	48,334	48,859	50,619	51,887	52,677
Residential mortgages	118,907	118,813	118,034	117,147	116,079
Credit card	29,223	30,350	29,037	28,715	27,844
Other retail	41,274	42,326	42,836	43,136	43,262
Total loans	381,819	379,832	374,164	376,133	374,588
Less allowance for loan losses	(7,584)	(7,583)	(7,560)	(7,549)	(7,514)
Net loans	374,235	372,249	366,604	368,584	367,074
Premises and equipment	3,582	3,565	3,585	3,570	3,537
Goodwill	12,555	12,536	12,573	12,476	12,479
Other intangible assets	5,381	5,547	5,488	5,757	6,031
Other assets	64,195	60,720	59,717	59,972	60,046
Total assets	$676,489	$678,318	$686,469	$680,058	$683,606

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$84,086	$84,158	$86,838	$86,756	$91,220
Interest-bearing	428,439	434,151	434,293	437,029	436,843
Total deposits	512,525	518,309	521,131	523,785	528,063
Short-term borrowings	17,158	15,518	23,708	16,557	17,102
Long-term debt	59,859	58,002	54,839	52,720	52,693
Other liabilities	26,389	27,449	27,470	30,111	29,715
Total liabilities	615,931	619,278	627,148	623,173	627,573
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,678	8,715	8,729	8,688	8,642
Retained earnings	77,691	76,863	76,057	75,231	74,473
Less treasury stock	(24,060)	(24,065)	(24,010)	(24,020)	(24,023)
Accumulated other comprehensive income (loss)	(9,042)	(9,764)	(8,746)	(10,308)	(10,353)
Total U.S. Bancorp shareholders' equity	60,096	58,578	58,859	56,420	55,568
Noncontrolling interests	462	462	462	465	465
Total equity	60,558	59,040	59,321	56,885	56,033
Total liabilities and equity	$676,489	$678,318	$686,469	$680,058	$683,606

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets
Investment securities	$171,178	$171,325	$166,899	$167,020	$161,236
Loans held for sale	1,823	3,009	2,757	2,382	2,002
Loans
Commercial
Commercial	135,931	131,180	128,979	130,162	126,602
Lease financing	4,199	4,204	4,159	4,177	4,165
Total commercial	140,130	135,384	133,138	134,339	130,767
Commercial real estate
Commercial mortgages	38,624	39,308	40,343	40,871	41,545
Construction and development	10,266	10,563	11,111	11,418	11,492
Total commercial real estate	48,890	49,871	51,454	52,289	53,037
Residential mortgages	118,844	118,406	117,559	116,478	115,639
Credit card	29,404	29,438	28,994	28,349	27,942
Other retail
Retail leasing	3,990	4,035	4,088	4,185	4,082
Home equity and second mortgages	13,542	13,446	13,239	13,053	12,983
Other	24,228	25,075	25,598	25,992	26,620
Total other retail	41,760	42,556	42,925	43,230	43,685
Total loans	379,028	375,655	374,070	374,685	371,070
Interest-bearing deposits with banks	43,735	50,368	50,547	53,056	50,903
Other earning assets	14,466	13,911	12,907	11,749	10,924
Total earning assets	610,230	614,268	607,180	608,892	596,135
Allowance for loan losses	(7,589)	(7,599)	(7,576)	(7,550)	(7,438)
Unrealized gain (loss) on investment securities	(6,473)	(6,416)	(6,291)	(7,464)	(7,121)
Other assets	73,225	71,654	71,327	71,626	72,333
Total assets	$669,393	$671,907	$664,640	$665,504	$653,909

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,696	$82,909	$80,939	$83,418	$84,787
Interest-bearing deposits
Interest checking	125,651	125,111	125,631	125,709	125,011
Money market savings	195,442	206,557	206,546	208,386	196,502
Savings accounts	50,271	41,200	36,814	38,855	41,645
Time deposits	55,474	56,536	58,827	57,541	55,116
Total interest-bearing deposits	426,838	429,404	427,818	430,491	418,274
Short-term borrowings	18,841	17,607	17,723	17,098	16,364
Long-term debt	58,344	57,428	54,841	52,875	52,713
Total interest-bearing liabilities	504,023	504,439	500,382	500,464	487,351
Other liabilities	25,603	25,287	24,575	25,130	25,640
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	52,803	52,004	51,475	49,221	48,859
Total U.S. Bancorp shareholders' equity	59,611	58,812	58,283	56,029	55,667
Noncontrolling interests	460	460	461	463	464
Total equity	60,071	59,272	58,744	56,492	56,131
Total liabilities and equity	$669,393	$671,907	$664,640	$665,504	$653,909

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended March 31,
		2025			2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$171,178	$1,328	3.10%	$161,236	$1,194	2.96%	6.2%
Loans held for sale	1,823	28	6.07	2,002	37	7.32	(8.9)
Loans (c)
Commercial	140,130	2,040	5.90	130,767	2,180	6.70	7.2
Commercial real estate	48,890	725	6.02	53,037	854	6.48	(7.8)
Residential mortgages	118,844	1,189	4.00	115,639	1,107	3.83	2.8
Credit card	29,404	956	13.19	27,942	940	13.53	5.2
Other retail	41,760	633	6.15	43,685	642	5.91	(4.4)
Total loans	379,028	5,543	5.91	371,070	5,723	6.20	2.1
Interest-bearing deposits with banks	43,735	481	4.46	50,903	704	5.56	(14.1)
Other earning assets	14,466	166	4.65	10,924	137	5.05	32.4
Total earning assets	610,230	7,546	4.99	596,135	7,795	5.25	2.4
Allowance for loan losses	(7,589)			(7,438)			(2.0)
Unrealized gain (loss) on investment securities	(6,473)			(7,121)			9.1
Other assets	73,225			72,333			1.2
Total assets	$669,393			$653,909			2.4

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,696			$84,787			(6.0)%
Interest-bearing deposits
Interest checking	125,651	342	1.10	125,011	362	1.17	.5
Money market savings	195,442	1,483	3.08	196,502	1,914	3.92	(.5)
Savings accounts	50,271	170	1.37	41,645	26.25		20.7
Time deposits	55,474	516	3.77	55,116	582	4.25	.6
Total interest-bearing deposits	426,838	2,511	2.39	418,274	2,884	2.77	2.0
Short-term borrowings	18,841	249	5.37	16,364	271	6.66	15.1
Long-term debt	58,344	664	4.61	52,713	625	4.76	10.7
Total interest-bearing liabilities	504,023	3,424	2.75	487,351	3,780	3.12	3.4
Other liabilities	25,603			25,640			(.1)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	52,803			48,859			8.1
Total U.S. Bancorp shareholders' equity	59,611			55,667			7.1
Noncontrolling interests	460			464			(.9)
Total equity	60,071			56,131			7.0
Total liabilities and equity	$669,393			$653,909			2.4
Net interest income		$4,122			$4,015
Gross interest margin			2.24%			2.13%
Gross interest margin without taxable-equivalent increments			2.22			2.11

Percent of Earning Assets
Interest income			4.99%			5.25%
Interest expense			2.27			2.55
Net interest margin			2.72%			2.70%
Net interest margin without taxable-equivalent increments			2.70%			2.68%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	March 31, 2025			December 31, 2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$171,178	$1,328	3.10%	$171,325	$1,346	3.14%	(.1)%
Loans held for sale	1,823	28	6.07	3,009	50	6.73	(39.4)
Loans (c)
Commercial	140,130	2,040	5.90	135,384	2,111	6.20	3.5
Commercial real estate	48,890	725	6.02	49,871	784	6.25	(2.0)
Residential mortgages	118,844	1,189	4.00	118,406	1,169	3.95	.4
Credit card	29,404	956	13.19	29,438	963	13.01	(.1)
Other retail	41,760	633	6.15	42,556	658	6.15	(1.9)
Total loans	379,028	5,543	5.91	375,655	5,685	6.03	.9
Interest-bearing deposits with banks	43,735	481	4.46	50,368	610	4.82	(13.2)
Other earning assets	14,466	166	4.65	13,911	171	4.87	4.0
Total earning assets	610,230	7,546	4.99	614,268	7,862	5.10	(.7)
Allowance for loan losses	(7,589)			(7,599)			.1
Unrealized gain (loss) on investment securities	(6,473)			(6,416)			(.9)
Other assets	73,225			71,654			2.2
Total assets	$669,393			$671,907			(.4)

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,696			$82,909			(3.9)%
Interest-bearing deposits
Interest checking	125,651	342	1.10	125,111	358	1.14	.4
Money market savings	195,442	1,483	3.08	206,557	1,743	3.36	(5.4)
Savings accounts	50,271	170	1.37	41,200	85.82		22.0
Time deposits	55,474	516	3.77	56,536	586	4.13	(1.9)
Total interest-bearing deposits	426,838	2,511	2.39	429,404	2,772	2.57	(.6)
Short-term borrowings	18,841	249	5.37	17,607	257	5.81	7.0
Long-term debt	58,344	664	4.61	57,428	657	4.55	1.6
Total interest-bearing liabilities	504,023	3,424	2.75	504,439	3,686	2.91	(.1)
Other liabilities	25,603			25,287			1.2
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	52,803			52,004			1.5
Total U.S. Bancorp shareholders' equity	59,611			58,812			1.4
Noncontrolling interests	460			460			—
Total equity	60,071			59,272			1.3
Total liabilities and equity	$669,393			$671,907			(.4)
Net interest income		$4,122			$4,176
Gross interest margin			2.24%			2.19%
Gross interest margin without taxable-equivalent increments			2.22			2.17

Percent of Earning Assets
Interest income			4.99%			5.10%
Interest expense			2.27			2.39
Net interest margin			2.72%			2.71%
Net interest margin without taxable-equivalent increments			2.70%			2.69%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

LOAN PORTFOLIO
	March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$139,840	36.6	$135,254	35.6	$129,434	34.6	$131,043	34.9	$130,530	34.8
Lease financing	4,241	1.1	4,230	1.1	4,204	1.1	4,205	1.1	4,196	1.2
Total commercial	144,081	37.7	139,484	36.7	133,638	35.7	135,248	36.0	134,726	36.0

Commercial real estate
Commercial mortgages	38,064	10.0	38,619	10.2	39,602	10.6	40,844	10.9	41,157	11.0
Construction and
development	10,270	2.7	10,240	2.7	11,017	2.9	11,043	2.9	11,520	3.1
Total commercial
real estate	48,334	12.7	48,859	12.9	50,619	13.5	51,887	13.8	52,677	14.1

Residential mortgages
Residential mortgages	113,112	29.6	112,806	29.7	111,790	29.9	110,680	29.4	109,396	29.2
Home equity loans, first
liens	5,795	1.5	6,007	1.6	6,244	1.6	6,467	1.7	6,683	1.8
Total residential
mortgages	118,907	31.1	118,813	31.3	118,034	31.5	117,147	31.1	116,079	31.0

Credit card	29,223	7.7	30,350	8.0	29,037	7.8	28,715	7.6	27,844	7.4

Other retail
Retail leasing	3,928	1.0	4,040	1.0	4,038	1.1	4,178	1.1	4,137	1.1
Home equity and second
mortgages	13,540	3.6	13,565	3.6	13,364	3.6	13,180	3.5	12,932	3.5
Revolving credit	3,791	1.0	3,747	1.0	3,644	1.0	3,597	1.0	3,473.9
Installment	14,190	3.7	14,373	3.8	14,482	3.9	14,169	3.8	13,921	3.7
Automobile	5,825	1.5	6,601	1.7	7,308	1.9	8,012	2.1	8,799	2.3
Total other retail	41,274	10.8	42,326	11.1	42,836	11.5	43,136	11.5	43,262	11.5
Total loans	$381,819	100.0	$379,832	100.0	$374,164	100.0	$376,133	100.0	$374,588	100.0

Supplemental Business Segment Schedules First Quarter 2025
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,743	$1,919	$1,903	$1,914	$1,910
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	679	702	666	648	640
Service charges	149	140	134	146	134
Capital markets revenue	189	172	205	200	208
Mortgage banking revenue	—	—	—	—	—
Investment products fees	87	87	84	82	77
Securities gains (losses), net	—	—	—	—	—
Other	63	60	56	54	53
Total noninterest income	1,167	1,161	1,145	1,130	1,112
Total net revenue	2,910	3,080	3,048	3,044	3,022
Noninterest Expense
Compensation and employee benefits	536	513	546	563	565
Other intangibles	46	50	52	52	52
Net shared services	515	524	528	541	522
Other direct expenses	241	243	230	227	241
Total noninterest expense	1,338	1,330	1,356	1,383	1,380
Income before provision and income taxes	1,572	1,750	1,692	1,661	1,642
Provision for Credit Losses	10	50	94	100	141
Income before income taxes	1,562	1,700	1,598	1,561	1,501
Income taxes and taxable-equivalent adjustment	391	425	400	390	375
Net income	1,171	1,275	1,198	1,171	1,126
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,171	$1,275	$1,198	$1,171	$1,126

FINANCIAL RATIOS
Return on average assets	2.28%	2.50%	2.38%	2.32%	2.27%
Net interest margin (taxable-equivalent basis)	3.72	4.14	4.15	4.20	4.27
Efficiency ratio	46.0	43.2	44.5	45.4	45.7

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$121,182	$115,917	$113,805	$115,739	$113,053
Commercial real estate	34,627	35,612	36,925	37,444	37,976
Residential mortgages	16,550	16,047	15,673	15,159	14,705
Credit card	—	—	—	—	—
Other retail	5,614	5,535	5,430	5,441	5,403
Total loans	177,973	173,111	171,833	173,783	171,137
Other Earning Assets	11,957	11,399	10,740	9,590	8,738
Total earning assets	189,930	184,510	182,573	183,373	179,875
Non-earning Assets
Goodwill	4,824	4,824	4,824	4,824	4,824
Other intangible assets	863	903	955	1,007	1,059
Other non-earning assets	13,004	12,460	11,848	14,084	13,502
Total non-earning assets	18,691	18,187	17,627	19,915	19,385
Total assets	208,621	202,697	200,200	203,288	199,260
Deposits
Noninterest-bearing deposits	55,093	56,917	54,317	57,276	58,555
Interest checking	52,612	52,496	53,296	52,031	50,868
Savings products	151,251	153,948	150,333	152,544	145,387
Time deposits	10,455	11,208	12,036	12,241	12,054
Total deposits	269,411	274,569	269,982	274,092	266,864
Other Interest-bearing Liabilities	16,059	15,698	15,885	15,761	15,165
Other Noninterest-bearing Liabilities	8,903	8,765	8,526	10,748	10,060
Total liabilities	294,373	299,032	294,393	300,601	292,089
Total U.S. Bancorp Shareholders' Equity	21,549	21,234	21,277	21,485	21,760
Noncontrolling Interests	—	—	—	—	—
Total Equity	21,549	21,234	21,277	21,485	21,760
NET INTEREST SPREADS (%)
Total earning assets	1.12	1.17	1.18	1.17	1.17
Total assets	.65	.67	.66	.58	.60
Total deposits	2.51	2.69	2.98	3.01	3.07
Total liabilities	2.48	2.65	2.95	3.00	3.05
CREDIT QUALITY
Net Charge-offs
Commercial	$66	$73	$73	$72	$51
Commercial real estate	(5)	46	67	35	13
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	1
Total net charge-offs	$61	$119	$140	$107	$65
Net Charge-off Ratios
Commercial	.22%	.25%	.26%	.25%	.18%
Commercial real estate	(.06)	.51	.72	.38	.14
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	.07
Total net charge-offs	.14%	.27%	.32%	.25%	.15%

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Nonperforming Assets
Nonperforming loans	$1,273	$1,384	$1,359	$1,353	$1,292
Other nonperforming assets	—	—	—	1	1
Total nonperforming assets	$1,273	$1,384	$1,359	$1,354	$1,293

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$43,712	$44,410	$45,870	$47,144	$47,827
Wealth management	29,137	28,623	28,040	27,689	27,244
Institutional client group	90,568	85,406	83,497	84,494	81,797
Other	14,556	14,672	14,426	14,456	14,269
Total	$177,973	$173,111	$171,833	$173,783	$171,137

Average Deposit Balances
Commercial real estate division	$15,485	$16,917	$16,148	$15,263	$15,574
Wealth management	43,387	42,649	41,843	42,655	42,179
Institutional client group	134,797	134,114	131,394	134,156	135,073
Global corporate trust	59,347	66,421	66,610	67,468	60,272
Other	16,395	14,468	13,987	14,550	13,766
Total	$269,411	$274,569	$269,982	$274,092	$266,864

Noninterest Income
Trust and investment management fees
Wealth management	$167	$177	$169	$166	$165
U.S. Bancorp Asset Management	64	62	61	60	61
Global corporate trust	219	230	213	204	199
Global fund services	153	155	149	147	142
Institutional trust & custody	63	64	62	61	63
Other	13	14	12	10	10
Global capital markets	240	212	247	238	242
Treasury management	149	140	134	146	134
All other noninterest income	99	107	98	98	96
Total	$1,167	$1,161	$1,145	$1,130	$1,112

Assets Under Management by Category *
Equity	$80,414	$81,688	$79,653	$73,940	$70,924
Fixed income	224,349	214,329	213,602	217,792	212,045
Money market	182,768	171,192	160,592	154,977	155,774
Other	36,741	37,916	35,188	33,622	33,421
Total	$524,272	$505,125	$489,035	$480,331	$472,164

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,759	$1,922	$1,938	$1,922	$1,879
Noninterest Income
Card revenue	2	2	2	3	3
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	1
Service charges	162	169	166	174	179
Capital markets revenue	5	5	6	6	6
Mortgage banking revenue	173	116	155	160	166
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	64	74	71	70	69
Total noninterest income	407	367	401	414	424
Total net revenue	2,166	2,289	2,339	2,336	2,303
Noninterest Expense
Compensation and employee benefits	526	545	559	553	558
Other intangibles	59	65	67	67	67
Net shared services	684	696	698	701	700
Other direct expenses	304	325	338	320	298
Total noninterest expense	1,573	1,631	1,662	1,641	1,623
Income before provision and income taxes	593	658	677	695	680
Provision for Credit Losses	62	80	18	30	54
Income before income taxes	531	578	659	665	626
Income taxes and taxable-equivalent adjustment	133	145	165	166	157
Net income	398	433	494	499	469
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$398	$433	$494	$499	$469

FINANCIAL RATIOS
Return on average assets	.97%	1.02%	1.16%	1.19%	1.11%
Net interest margin (taxable-equivalent basis)	4.58	4.84	4.88	4.92	4.82
Efficiency ratio	72.6	71.3	71.1	70.2	70.5

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$4,065	$4,314	$4,331	$4,060	$3,818
Commercial real estate	11,587	11,590	11,745	11,941	12,083
Residential mortgages	102,294	102,358	101,885	101,318	100,933
Credit card	—	—	—	—	—
Other retail	35,999	36,870	37,343	37,636	38,122
Total loans	153,945	155,132	155,304	154,955	154,956
Other Earning Assets	1,778	2,738	2,738	2,278	1,879
Total earning assets	155,723	157,870	158,042	157,233	156,835
Non-earning Assets
Goodwill	4,325	4,326	4,326	4,326	4,326
Other intangible assets	4,368	4,324	4,405	4,734	4,696
Other non-earning assets	2,116	2,269	2,163	2,437	3,338
Total non-earning assets	10,809	10,919	10,894	11,497	12,360
Total assets	166,532	168,789	168,936	168,730	169,195
Deposits
Noninterest-bearing deposits	19,181	20,220	20,724	20,914	21,389
Interest checking	71,487	71,103	70,733	72,231	72,898
Savings products	92,332	91,720	90,875	92,497	90,565
Time deposits	37,014	37,565	39,228	37,696	35,335
Total deposits	220,014	220,608	221,560	223,338	220,187
Other Interest-bearing Liabilities	1,728	1,466	1,176	965	1,112
Other Noninterest-bearing Liabilities	1,842	2,051	2,007	2,143	2,117
Total liabilities	223,584	224,125	224,743	226,446	223,416
Total U.S. Bancorp Shareholders' Equity	13,706	14,054	14,247	14,560	14,851
Noncontrolling Interests	—	—	—	—	—
Total Equity	13,706	14,054	14,247	14,560	14,851
NET INTEREST SPREADS (%)
Total earning assets	1.37	1.34	1.33	1.34	1.34
Total assets	1.05	1.02	1.00	1.00	.97
Total deposits	4.07	4.31	4.75	4.76	4.77
Total liabilities	4.04	4.28	4.71	4.72	4.73
CREDIT QUALITY
Net Charge-offs
Commercial	$12	$13	$15	$15	$14
Commercial real estate	1	1	3	1	1
Residential mortgages	—	(2)	(3)	(4)	—
Credit card	—	—	—	—	—
Other retail	62	62	50	47	53
Total net charge-offs	$75	$74	$65	$59	$68
Net Charge-off Ratios
Commercial	1.20%	1.20%	1.38%	1.49%	1.47%
Commercial real estate	.04	.03	.10	.03	.03
Residential mortgages	—	(.01)	(.01)	(.02)	—
Credit card	—	—	—	—	—
Other retail	.70	.67	.53	.50	.56
Total net charge-offs	.20%	.19%	.17%	.15%	.18%

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Nonperforming Assets
Nonperforming loans	$383	$386	$398	$401	$389
Other nonperforming assets	23	21	21	23	25
Total nonperforming assets	$406	$407	$419	$424	$414

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$3,990	$4,035	$4,087	$4,185	$4,082
Home equity and second mortgages	11,127	11,022	10,812	10,602	10,527
Other	20,882	21,813	22,444	22,849	23,513
Total other retail	$35,999	$36,870	$37,343	$37,636	$38,122
Home equity first lien*	$5,296	$5,498	$5,721	$5,930	$6,145
Home equity loans	2,492	2,381	2,226	2,028	1,916
Home equity lines	8,635	8,641	8,586	8,574	8,611
Total home equity	$16,423	$16,520	$16,533	$16,532	$16,672
Net Charge-off Ratios (%)
Retail leasing	1.32	.79	.39	.29	.49
Home equity and second mortgages	(.04)	.04	(.04)	—	(.04)
Other	.97	.97	.83	.77	.84
Total other retail	.70	.67	.53	.50	.56
Retail Credit Production
Indirect loan/lease production volume	$1,141	$1,397	$1,798	$1,929	$1,569
Direct branch loan/line production volume	1,499	1,430	1,417	1,754	1,382
Other production volume	817	547	469	522	375
Total retail credit production volume	$3,457	$3,374	$3,684	$4,205	$3,326
Branch and ATM Data
# of branches	2,117	2,165	2,187	2,207	2,256
# of U.S. Bank ATMs	4,476	4,489	4,515	4,534	4,522

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$71	$67	$89	$80	$69
Loan servicing	172	173	170	176	180
Mortgage servicing rights fair value changes
net of economic hedges (b)	2	(14)	(10)	(6)	(2)
Other changes in mortgage servicing rights fair value (c)	(72)	(110)	(94)	(90)	(81)
Total mortgage banking revenue	$173	$116	$155	$160	$166
Mortgage production volume	$6,562	$10,211	$11,076	$9,449	$7,129
Mortgage application volume	$11,631	$11,087	$17,089	$14,415	$12,531
Mortgages serviced for others (d)(e)	$216,701	$216,648	$215,286	$225,780	$232,907
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of March 31, 2025, was as follows:
(Dollars in Millions)		HFA (f)	Government	Conventional (g)	Total
Servicing portfolio (h)		$54,095	$24,797	$137,543	$216,435
Fair value		$819	$489	$2,004	$3,312
Value (bps) (i)		151	197	146	153
Weighted-average servicing fees (bps)		35	45	25	30
Multiple (value/servicing fees)		4.27	4.41	5.74	5.08
Weighted-average note rate		4.99%	4.36%	3.91%	4.23%
Weighted-average age (in years)		4.6	6.3	5.1	5.1
Weighted-average expected prepayment (constant prepayment rate)		10.5%	10.6%	8.2%	9.0%
Weighted-average expected life (in years)		7.2	6.6	7.3	7.2
Weighted-average option adjusted spread (j)		6.8%	6.6%	5.1%	5.7%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$742	$729	$727	$673	$702
Noninterest Income
Card revenue	396	431	424	425	389
Corporate payment products revenue	189	191	203	195	184
Merchant processing services	415	419	440	454	401
Trust and investment management fees	—	—	—	—	—
Service charges	—	—	—	—	—
Capital markets revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	36	11	6	20	5
Total noninterest income	1,036	1,052	1,073	1,094	979
Total net revenue	1,778	1,781	1,800	1,767	1,681
Noninterest Expense
Compensation and employee benefits	223	223	226	224	226
Other intangibles	18	24	23	23	27
Net shared services	539	546	536	520	520
Other direct expenses	228	239	227	223	234
Total noninterest expense	1,008	1,032	1,012	990	1,007
Income before provision and income taxes	770	749	788	777	674
Provision for Credit Losses	317	463	404	388	359
Income before income taxes	453	286	384	389	315
Income taxes and taxable-equivalent adjustment	113	72	96	97	79
Net income	340	214	288	292	236
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$340	$214	$288	$292	$236

FINANCIAL RATIOS
Return on average assets	2.94%	1.75%	2.43%	2.55%	2.03%
Net interest margin (taxable-equivalent basis)	7.22	6.85	6.94	6.61	7.07
Efficiency ratio	56.7	57.9	56.2	56.0	59.9

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$12,067	$12,439	$12,511	$12,334	$11,705
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	29,404	29,438	28,994	28,349	27,942
Other retail	140	146	148	149	156
Total loans	41,611	42,023	41,653	40,832	39,803
Other Earning Assets	57	290	8	115	153
Total earning assets	41,668	42,313	41,661	40,947	39,956
Non-earning Assets
Goodwill	3,392	3,399	3,371	3,327	3,332
Other intangible assets	249	262	266	281	300
Other non-earning assets	1,520	2,572	1,898	1,541	3,226
Total non-earning assets	5,161	6,233	5,535	5,149	6,858
Total assets	46,829	48,546	47,196	46,096	46,814
Deposits
Noninterest-bearing deposits	2,682	2,592	2,653	2,706	2,791
Interest checking	1	—	—	—	—
Savings products	93	94	94	96	96
Time deposits	1	1	1	1	1
Total deposits	2,777	2,687	2,748	2,803	2,888
Other Interest-bearing Liabilities	228	178	220	342	304
Other Noninterest-bearing Liabilities	4,880	5,774	5,073	4,712	6,275
Total liabilities	7,885	8,639	8,041	7,857	9,467
Total U.S. Bancorp Shareholders' Equity	10,229	10,154	9,958	9,941	9,965
Noncontrolling Interests	—	—	—	—	—
Total Equity	10,229	10,154	9,958	9,941	9,965
NET INTEREST SPREADS (%)
Total earning assets	6.51	6.21	6.32	6.00	6.46
Total assets	5.30	4.80	4.98	4.75	4.73
Total deposits	5.11	5.48	5.94	6.03	5.99
Total liabilities	4.47	4.74	5.19	5.17	5.31
CREDIT QUALITY
Net Charge-offs
Commercial	$63	$60	$59	$57	$51
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	325	317	299	315	296
Other retail	1	1	1	1	1
Total net charge-offs	$389	$378	$359	$373	$348
Net Charge-off Ratios
Commercial	2.12%	1.92%	1.88%	1.86%	1.75%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	4.48	4.28	4.10	4.47	4.26
Other retail	2.90	2.72	2.69	2.70	2.58
Total net charge-offs	3.79%	3.58%	3.43%	3.67%	3.52%

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$423	$436	$426	$442	$390
Corporate payment systems	193	195	207	198	187
Global merchant acquiring	420	421	440	454	402
Total	$1,036	$1,052	$1,073	$1,094	$979
Payment Volumes
Retail payment solutions (issuing)
Credit card	$34,960	$37,640	$36,912	$36,504	$33,683
Debit and prepaid card	26,029	27,247	27,299	26,766	25,262
Total retail payment solutions	$60,989	$64,887	$64,211	$63,270	$58,945

Corporate payment systems (issuing)	$21,612	$21,859	$23,808	$22,391	$21,477

Merchant volume (acquiring)	$143,505	$142,576	$148,338	$147,809	$137,552
# of merchant transactions	2,014,546,904	2,112,763,544	2,171,741,540	2,136,671,083	1,930,302,342

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($122)	($394)	($402)	($457)	($476)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	4	5	2	2	2
Capital markets revenue	188	187	186	168	174
Mortgage banking revenue	—	—	—	30	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	(1)	(119)	(36)	2
Other	34	62	10	13	7
Total noninterest income	226	253	79	177	185
Total net revenue	104	(141)	(323)	(280)	(291)
Noninterest Expense
Compensation and employee benefits	1,352	1,326	1,306	1,279	1,342
Other intangibles	—	—	—	—	—
Net shared services	(1,738)	(1,766)	(1,762)	(1,762)	(1,742)
Other direct expenses	699	758	630	683	849
Total noninterest expense	313	318	174	200	449
Income (loss) before provision and income taxes	(209)	(459)	(497)	(480)	(740)
Provision for Credit Losses	148	(33)	41	50	(1)
Income (loss) before income taxes	(357)	(426)	(538)	(530)	(739)
Income taxes and taxable-equivalent adjustment	(164)	(174)	(280)	(179)	(234)
Net income (loss)	(193)	(252)	(258)	(351)	(505)
Net (income) loss attributable to noncontrolling interests	(7)	(7)	(8)	(8)	(7)
Net income (loss) attributable to U.S. Bancorp	($200)	($259)	($266)	($359)	($512)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$2,816	$2,714	$2,491	$2,206	$2,191
Commercial real estate	2,676	2,669	2,784	2,904	2,978
Residential mortgages	—	1	1	1	1
Credit card	—	—	—	—	—
Other retail	7	5	4	4	4
Total loans	5,499	5,389	5,280	5,115	5,174
Other Earning Assets	217,410	224,186	219,624	222,224	214,295
Total earning assets	222,909	229,575	224,904	227,339	219,469
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	8	8	9	9	10
Other non-earning assets	24,494	22,292	23,395	20,042	19,161
Total non-earning assets	24,502	22,300	23,404	20,051	19,171
Total assets	247,411	251,875	248,308	247,390	238,640
Deposits
Noninterest-bearing deposits	2,740	3,180	3,245	2,522	2,052
Interest checking	1,551	1,512	1,602	1,447	1,245
Savings products	2,037	1,995	2,058	2,104	2,099
Time deposits	8,004	7,762	7,562	7,603	7,726
Total deposits	14,332	14,449	14,467	13,676	13,122
Other Interest-bearing Liabilities	59,170	57,693	55,283	52,905	52,496
Other Noninterest-bearing Liabilities	9,978	8,697	8,969	7,527	7,188
Total liabilities	83,480	80,839	78,719	74,108	72,806
Total U.S. Bancorp Shareholders' Equity	14,127	13,370	12,801	10,043	9,091
Noncontrolling Interests	460	460	461	463	464
Total Equity	14,587	13,830	13,262	10,506	9,555
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	$22	$—	$—	($1)	$—
Commercial real estate	—	(9)	—	—	7
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	$22	($9)	$—	($1)	$7
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Nonperforming Assets
Nonperforming loans	$29	$23	$52	$56	$60
Other nonperforming assets	19	18	18	18	19
Total nonperforming assets	$48	$41	$70	$74	$79